                                                                   EXHIBIT 10.20


                          STOCK SUBSCRIPTION AGREEMENT

                 This STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of the 27th day of December, 1996, by and among Franklin Bancorporation, Inc., a Delaware corporation (the "Company"), Rock Creek Corporation, a Delaware Corporation (the "Investor") and Elias F. Aburdene, a resident of the District of Columbia, ("Aburdene").

         WHEREAS, the Company desires to issue and sell to the Investor 125,000 shares (the "Shares") of Common Stock, par value $0.10 per share ("Common Stock") for the purchase price of $8.00 per share or $1,000,000 in the aggregate (the "Purchase Price");

         WHEREAS, the Investor desires to subscribe for and purchase from the Company the Shares for the Purchase Price;

         WHEREAS, Aburdene is the President and controls all of the voting power of the Investor;

         WHEREAS, Aburdene has served as a consultant to the Company in connection with development of the Company's international private banking operations; and

         WHEREAS, the Investor desires that Aburdene serve as a director of Franklin National Bank of Washington, D.C. ("FNB"), a wholly owned subsidiary of the Company.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

                                   ARTICLE I

                        PURCHASE AND SALE OF THE SHARES

                 Section 1.1 Issuance and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Investor hereby subscribes for and agrees to purchase at the Closing (as defined below) the Shares for the Purchase Price, and the Company agrees to issue and sell to the Investor at the Closing the Shares for the Purchase Price.

                 Section 1.2 Closing. The purchase and sale of the Shares shall be made at a closing (the "Closing") at the offices of Tucker, Flyer & Lewis, 1615 L Street, N.W., Suite 400, Washington, D.C. at 1:00 p.m. on the date that is one business day after the day on which the last of the conditions set forth in Articles IV and V shall have been satisfied or waived, or on such other date and/or at such other time and place as the Company and the Investor may agree (the "Closing Date"). On the Closing Date, (i) the Company shall deliver to the Investor one or more stock certificates representing the Shares subscribed for by the Investor, duly registered in the name of the Investor, and (ii) the Investor shall deliver or cause to be delivered to the Company the Purchase Price, in cash, or by a certified or bank cashier's check, or by a wire transfer to a bank account designated by the Company, in lawful currency of the United States of America.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF  THE  COMPANY

                 The Company represents and warrants that:

                 Section 2.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties, or financial condition of the Company.





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                 Section 2.2   Authorization.  The Company has the requisite
corporate power and authority to enter into, deliver and perform this Agreement and to issue the Shares in accordance with the terms hereof. All corporate action on the part of the Company and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company under this Agreement required to be performed at or prior to the Closing and for the authorization, issuance and delivery of the Shares being sold under this Agreement has been taken. This Agreement (when duly executed and delivered by the parties hereto) shall constitute the valid and legally binding obligation of the Company, except to the extent limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

                 Section 2.3 Validity of the Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully paid and nonassessable.

                 Section 2.4 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock of which 6,347,107 shares of Common Stock were issued and outstanding as of September 30, 1996. Except for options to purchase 641,437 shares of Common Stock issued pursuant to the Amended and Restated Stock Option Plan, the Nondiscretionary Stock Option Plan and certain stock option agreements, there are no outstanding warrants, options, commitments, preemptive rights, rights to acquire or purchase, conversion rights or demand of any character relating to the Common Stock or other securities of the Company. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

                 Section 2.5 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Company's Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and federal banking laws) applicable to the Company, or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof.

                 Section 2.6 SEC Reports. All forms, reports, schedules, statements and other documentation which were required to be filed by the Company under the Securities Exchange Act since January 1, 1996 (the "SEC Reports") have been duly and timely filed by the Company, were in compliance with the requirements of their respective report forms and were complete and correct in all material respects, as of the dates at which the information was furnished. The Investor has received copies of the SEC Reports.

                 Section 2.7 Material Adverse Changes. Except as disclosed in writing to the Investor prior to Closing, the Company has no knowledge of any event or condition that would have a material adverse effect on the Company's results of operations or financial condition for the fiscal year ending on December 31, 1996.

                                  ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF THE INVESTOR AND ABURDENE

                 The Investor and Aburdene represent and warrant that:

                 Section 3.1 Organization and Standing. The Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted. The Investor is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.





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                 Section 3.2  Authorization.

                          (a) The Investor has the requisite corporate
power and authority to enter into, deliver and perform this Agreement and to purchase the Shares in accordance with the terms hereof. All corporate action on the part of the Investor and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor under this Agreement required to be performed at or prior to the Closing and for the authorization, issuance and delivery of the Shares being sold under this Agreement has been taken. This Agreement (when duly executed and delivered by the parties hereto) shall constitute the valid and legally binding obligation of the Investor, except to the extent limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

                          (b) Aburdene has full right, power, legal
capacity and authority to enter into, deliver and perform this Agreement and to consummate the transaction contemplated hereby. This Agreement, when executed and delivered by all parties hereto, will constitute a valid and legally binding obligation of Aburdene, except to the extent that such enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally.

                 Section 3.3 No Conflicts. The execution, delivery and performance of this Agreement by the Investor and Aburdene and the consummation by the Investor and Aburdene of the transactions contemplated hereby or relating hereto do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Investor or Aburdene is a party, or result in a violation of any material law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Investor or Aburdene, or by which any property or asset of the Investor or Aburdene is bound or affected.

                 Section 3.4 Capitalization. The authorized capital stock of the Investor consists of 1,000 shares of common stock, par value $0.10 (the "Investor's Stock) of which 100 shares of the Investor's Stock were issued and outstanding as of the date of this Agreement. There are no outstanding warrants, options, commitments, preemptive rights, rights to acquire or purchase, conversion rights or demand of any character relating to the Investor's Stock. The Investor has furnished to the Company true and correct copies of the Investor's Certificate of Incorporation as in effect on the date hereof.

                 Section 3.5  Investment Representations.

                          (a) This Agreement is entered into by the Company
with the Investor and Aburdene in reliance upon the Investor's and Aburdene's representations to the Company that (i) the Shares to be received by the Investor will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable Federal and state securities laws, (ii) the Investor does not have a present intention of selling, granting participation in or otherwise distributing the same in violation of applicable Federal and state securities laws and (iii) the Investor is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act of 1933 (the "Securities Act"). By executing this Agreement, the Investor and Aburdene further represent that they do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares in violation of applicable Federal and state securities laws.

                          (b) The Investor and Aburdene understand that the
Shares are not registered under the Securities Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company's reliance on such exemption is predicated on representations of the Investor set forth herein.

                          (c) The Investor represents that it has such
knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment. The Investor further represents that it has had access, during the course of the transaction and prior to the Investor's purchase of the Shares, to the same kind of information that is specified in Rule 502(b)(2)(ii) of Regulation D promulgated under the Securities Act and that it has had, during the course of the transaction and prior to the Investor's purchase of the Shares, the opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of the offering and to obtain





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additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

                          (d) The Investor and Aburdene understand that the
Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. The Investor represents that, in the absence of an effective registration statement covering the Shares, it will sell, transfer or otherwise dispose of the Shares only in a manner consistent with its representations set forth herein.

         Section 3.6 Investor Control. Aburdene is the President of the Investor and holds exclusive voting power over all of the Investor's outstanding capital stock. Neither the Investor, Aburdene nor any of their Affiliates (as such term is defined pursuant to Rule 12b-2 under the Securities Exchange Act of 1934, as amended) beneficially own any shares of Common Stock. Aburdene has been authorized by each of the shareholders of the Investor to execute and deliver the Escrow Agreement on their behalf.

                                   ARTICLE IV

                          CONDITIONS TO OBLIGATIONS OF
                            THE INVESTOR AT CLOSING

                 The obligations of the Investor under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

                 Section 4.1 Representations and Warranties. The representations, warranties and agreements of the Company contained in Article II hereof shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

                 Section 4.2  Performance.  The Company shall have
performed in all material respects all of its respective obligations and materially complied with each and all of its respective covenants required to be performed or complied with on or prior to the Closing, including without limitation the execution and delivery of any agreements and undertakings provided for in this Agreement.

                 Section 4.3  Qualifications.  All authorizations,
approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

                 Section 4.4 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of the transaction contemplated by this Agreement.

                 Section 4.5 Share Price. The average of the closing bid and ask prices for the Common Stock as correctly reported in any stock quotation report provided by the NASDAQ System of the National Association of Securities Dealers, Inc. on the day before the Closing shall be greater than or equal to eight dollars ($8.00) per share.

                                   ARTICLE V
                         CONDITIONS TO THE OBLIGATIONS
                           OF THE COMPANY AT CLOSING

                 The obligations of the Company under Articles I and IX of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

                 Section 5.1  Representations.  The representations,
warranties and agreements of the Investor and Aburdene contained in Article III hereof shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.





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                 Section 5.2  Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

                 Section 5.3 Performance. The Investor and Aburdene shall have performed in all material respects all of its respective obligations and materially complied with each and all of its respective covenants required to be performed or complied with on or prior to the Closing, including without limitation the execution and delivery of any agreements and undertakings provided for in this Agreement.

                 Section 5.4 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of the transaction contemplated by this Agreement.

                 Section 5.5 Escrow. Aburdene, the Investor, the Company and the Escrow Agent shall have executed the Escrow Agreement in the form attached as Exhibit 1 and all the Investor's Stock shall have been delivered to the Escrow Agent thereunder.

                                   ARTICLE VI

                                  TERMINATION

                 Section 6.1  Termination.  This Agreement may be
terminated (as to the party electing to so terminate it) at any time prior to the Closing:

                          (a) by the Investor if any of the conditions
specified in Article IV of this Agreement have not been met or waived by the Investor pursuant to the terms of this Agreement by December 31, 1996 or at such earlier date that it becomes apparent that any such condition can no longer be satisfied; or

                          (b) by the Company if any of the conditions
specified in Article V of this Agreement have not been met or waived by it pursuant to the terms of this Agreement by December 31, 1996 or at such earlier date that it becomes apparent that any such condition can no longer be satisfied.

                                  ARTICLE VII

                           RESTRICTIONS UPON TRANSFER

                 Section 7.1 Transfer Restrictions. Except as otherwise provided in this Agreement, the Investor shall not sell, exchange, deliver or assign, dispose of, gift, pledge, mortgage, hypothecate or otherwise encumber, transfer or permit to be transferred, whether voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, insolvency or succession) any of the Shares.

                 Section 7.2  Legends; Stop Transfer.

                          (a) The Investor agrees that it will not make a
transfer, disposition or pledge of any of the Shares other than pursuant to an effective registration statement under the Securities Act, unless and until (i) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) at the expense of the Investor or transferee, the Investor shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration of the Shares under the Securities Act.





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                          (b) The Investor acknowledges that all
certificates evidencing the Shares shall bear a legend substantially similar to the following:

                 "The voluntary or involuntary encumbering, transfer or other disposition (including, without limitation, any disposition pursuant to the laws of bankruptcy, insolvency or succession) of the shares of common stock evidenced by the within certificate is restricted under the terms of the Stock Subscription Agreement, dated December 27, 1996. A copy of this agreement is on file at the principal office of the company. Upon written request of any holder of this certificate, the company shall furnish, without charge to such holder, a copy of such agreement.

                 The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be transferred unless (i) a registration statement for the shares under the Securities Act is in effect or (ii) the corporation has received an opinion of counsel, which opinion is reasonably satisfactory to the corporation, to the effect that such registration is not required under the Securities Act or the securities laws of any state."

                          (c) The certificates evidencing the Shares shall also
bear any legend necessitated by law.

                          (d) The Company shall make a notation regarding
the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering such Shares or pursuant to and in compliance with the provisions of this Article VII.

                 Section 7.3  Option.

                          (a) Subject to the terms and conditions set forth
herein, the Investor hereby grants to the Company an irrevocable option (the "Option") to purchase the Shares at a price per share as set forth in Section 7.3(b).

                          (b) The Company (or its designee) may exercise
the Option (i) within ten (10) business days beginning one business day after
(x) the expiration or termination (by the Company or Aburdene) of the agreement between Aburdene and the Company, dated July 17, 1996 (the "Letter Agreement"), or (y) Aburdene or the Company has terminated his or its association with the other, as evidenced by the termination without renewal of any consulting agreement, employment agreement or any other agreement or understanding that defines such association, or (ii) at any time after Aburdene no longer exclusively controls all of the voting power of the Investor's outstanding capital stock. The purchase price for each share of Common Stock purchased by the Company (or its designee) pursuant to this Article VII (the "Option Purchase Price") shall be at the Fair Market Value. For the purposes of this Agreement, "Fair Market Value" shall mean: (A) the average of the closing bid and asked prices for the class of Common Stock over a period of 10 consecutive trading days ending on the third trading day prior to the date of the Option Closing, as correctly reported in any stock quotation report provided by the NASDAQ System of the National Association of Securities Dealers, Inc. or, if the Common Stock is traded on an exchange, the average of the closing prices over the same period of the sales of the class of Common Stock on all securities exchanges on which such Common Stock may at the time be listed, or, if there have been no sales on any such exchange in any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day; or (B) if at any time such Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Common Stock determined in good faith by the Board of Directors of the Company.

                          (c) The Option Purchase Price for the Shares
acquired pursuant to the Option shall be payable in cash, or by a certified or bank cashier's check, or by wire transfer to a bank account designated by the Investor, in the lawful currency of the United States of America at a closing (the "Option Closing") and shall be in the amount determined pursuant to
Section 7.3(b). At the Option Closing, the Investor shall deliver to the Company (or its designee) a certificate or certificates representing the Shares and the Company (or its designee) shall deliver to the Investor the Option Purchase Price per share. The Shares shall be free and clear of all liens, security interests, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer.





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                 Section 7.4  Right of First Refusal.

                          (a) If at any time the Investor desires to sell
or otherwise transfer all or any part of the Shares pursuant to a Bona Fide Offer (as defined below) from a third party (the "Proposed Transferee"), the Investor shall submit a written offer (the "Offer") to the Company to sell such shares (the "Offered Shares") to the Company (or its designee) at a price and upon terms and conditions not less favorable than those contained in the Bona Fide Offer. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares to be sold or transferred by the Investor, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the Company (or its designee) may acquire, in accordance with the provisions of this Agreement, the Offered Shares upon the terms and conditions set forth therein. "Bona Fide Offer" shall mean a legally enforceable offer in writing, made and signed by a bona fide third-party offeror or offerors who is a person or persons or entity or entities that is not an Affiliate of Aburdene or the Investor and is believed by the Investor to be financially capable of carrying out the terms of such offer.

                          (b) If the Company (or its designee) desires to
purchase the Offered Shares, it shall communicate in writing, within 20 days of the date the Offer was made, its election to purchase the Offered Shares to the Investor.

                          (c) If the Company does not purchase the Offered
Shares, all, but not fewer than all, of the Offered Shares may be sold by the Investor at any time within 45 days after the date the Offer was made. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. The sale by the Investor must be fully consummated within 45 days after the date the Offer; and, in the event that such sale is not fully consummated within such period, the provisions of this Article VII must again be complied with by the Investor before the Investor may sell the Offered Shares.

                 Section 7.5  Piggyback Registrations.

                          (a) Right to Piggyback.  Whenever Company
proposes to register or qualify for distribution by prospectus any of its shares of Common Stock under the Securities Act (other than pursuant to a registration under the Securities Act on Form S-4 or S-8 or any successor or similar forms) and the registration form or prospectus to be used may be used for the registration or qualification for distribution of the Shares (a "Piggyback Registration"), for sale for its own account, the Company shall give prompt written notice to the Investor of its intention to file such prospectus and shall include in such registration or qualification the Shares with respect to which Company has received a written request for inclusion therein from the Investor within 15 days after the receipt of Company's notice.

                          (b) Piggyback Expenses.  The Investor shall pay
his pro rata share of the registration expenses in all Piggyback Registrations to the fullest extent permitted by applicable law, including any Underwriting fees or commissions.

                          (c) Priority on Registrations.  If a Piggyback
Registration is an underwritten registration or distribution by prospectus on behalf of Company, and the managing underwriter advises Company in writing (with a copy to each party hereto requesting registration or qualification for distribution by prospectus) that marketing factors require a limitation of the number of shares to be underwritten, Company shall include in such registration or prospectus (a) first, the securities Company proposes to sell (b) second, pro rata (x) Shares held by the Investor requested by Investor to be included in such registration or prospectus and (y) other securities requested to be included in such registration or prospectus.





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
                                  ARTICLE VIII

                           RESTRICTIONS UPON TRANSFER
                            OF THE INVESTOR'S STOCK

                 Section 8.1  Transfer Restrictions.

                          (a) So long as the Investor holds the Shares, the
Investor and Aburdene shall take all reasonable steps to assure that none of the shareholders of the Investor sell, exchange, deliver or assign, dispose of or gift, pledge, mortgage, hypothecate or otherwise encumber, transfer or permit to be transferred, whether voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, insolvency, and succession) any of the shares of the Investor's Stock; except for transfers
(i) to other shareholders of the Investor and (ii) to heirs of a shareholder of the Investor through the laws of intestacy, descent and distribution, provided any such heirs agree to be bound by the terms and conditions of this Agreement.

                          (b) So long as the Investor holds the Shares, the
Investor shall not issue any additional shares of the Investor's Stock or any other class of capital stock.

                          (c) Aburdene shall retain voting power over all
of the outstanding Investor's Stock and all of the Investor's voting stock and retain day-to-day control over the Investor's corporate actions. Aburdene shall not grant any proxies with respect to the Investor's Stock or enter into any voting trust arrangement with respect to the Investor's Stock.

                          (d) Neither the Investor nor Aburdene shall take
any actions in contradiction to or which are inconsistent with any of their representations, covenants or agreements contained herein.

         Section 8.2 Escrow. So long as the Investor retains ownership of the Shares, the Investor's Stock shall be placed into escrow with Storch & Brenner, as escrow agent, pursuant to an Escrow Agreement in the form attached hereto as Exhibit 1. Upon the disposition by the Investor of all of the Shares in accordance with the terms of this Agreement, the Company and Aburdene shall issue joint written instructions to the Escrow Agent to release the Investor's Stock to the holders thereof.


                                   ARTICLE IX
                    REPRESENTATION ON THE BOARD OF DIRECTORS

                 The Company shall take all necessary actions to cause Aburdene to be elected as a member of the board of directors of FNB as soon as possible after the Closing but no later than the next regularly scheduled or special meeting of the Board of Directors of the Company. If Aburdene is not elected by such date, the Investor may elect to rescind its purchase of the Shares made pursuant to this Agreement. Aburdene shall be entitled to serve as a member of the Board of Directors of FNB until the first to occur of the following events:
(i) the expiration or termination (by the Company or Aburdene) of the Letter Agreement, (ii) Aburdene or the Company shall have terminated his or its association with the other, as evidenced by the termination without renewal of any consulting agreement, employment agreement or any other agreement or understanding that defines such association, (iii) the sale of more than 75% of the Shares by the Investor, (iv) Aburdene no longer controls 100% of the voting power of the Investor or (v) Aburdene shall no longer qualify to be a director of FNB under the regulations of the Office of the Comptroller of the Currency. Immediately after the occurrence of any of the events listed in clauses (i) through (v) of the preceding sentence, Aburdene shall immediately resign as a director of FNB, and any resulting positions thereof.





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
                                   ARTICLE X

                                 MISCELLANEOUS

                 Section 10.1 No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Investor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or to the Investor at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below.
This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each party. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by either party from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

                 Section 10.2 Notices. All notices, demands and other communications provided for hereunder shall be in writing, and shall be deemed given when received, by registered or certified mail, return receipt requested, telex, telegram, telecopy, courier service or personal delivery, addressed to:

                 if to the Company:

                          Franklin Bancorporation, Inc.
                          1722 I (Eye) Street, N.W.
                          Washington, D.C.  20006
                          Attention:  Robert P. Pincus
                          Telephone:  (202) 331-2718
                          Fax:  (202) 872-0512

                          with a copy to:

                          Tucker, Flyer & Lewis, P.C.
                          1615 L Street, N.W.
                          Suite 400
                          Washington, D.C. 20036
                          Attention:  Lawrence T. Yanowitch
                          Telephone: (202) 429-3254
                          Fax: (202) 429-3231

                 if to the Investor or to Aburdene:

                          Rock Creek Corporation
                          c/o Elias F. Aburdene
                          4615 Linnean Avenue, N.W.
                          Washington, D.C.  20008
                          Telephone: (202) 966-0534
                          Fax: (202) 364-6653
                          with a copy to:

                          Storch & Brenner
                          1001 Connecticut Avenue, N.W.
                          Washington, D.C.  20036
                          Attention: Richard S. Kraut, Esquire
                          Telephone: (202) 452-0900
                          Fax: (202) 452-0930

                 Section 10.3 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses regardless of the termination of this Agreement or the failure to consummate the transactions contemplated hereby; provided, however, that immediately upon consummation of the Closing, the Investor shall pay all reasonable legal fees and expenses of the Company that are in the aggregate in excess of $15,000 in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby.

                 Section 10.4 Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

                 Section 10.5 Binding Effect: Assignment. The rights and obligations of the parties under this Agreement may not be assigned to any other person. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and the Investor and its respective successors and assigns.

                 Section 10.6 Governing Law. This agreement shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of that state, without regard to principles of conflicts of law. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the District of Columbia in any action or proceeding arising out of or relating to this Agreement.

                 Section 10.7 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other appropriate jurisdiction.

                 Section 10.8 Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                 Section 10.9 Publicity. No party to this Agreement shall make any press release or other public statements with respect to the transactions contemplated hereby, except as required by applicable law or governmental entity or by order of a court of competent jurisdiction.

                 Section 10.10 Gender. The use of any gender herein shall be deemed to be or include the other genders and the use of singular herein shall be deemed to include the plural (and vice versa), wherever appropriate.

                 Section 10.11  Force Majeure.   Neither party shall be in
default if failure to perform any obligation hereunder is caused solely by supervening conditions beyond that party's control, including acts of God, civil commotions, strikes, labor disputes, and suspension of trading on the national stock exchanges.

                 Section 10.12 Further Assurances. The parties hereto shall from time to time execute and deliver all such further documents and do all acts as the other party may reasonably require to effectively carry out the full intent and meaning of this Agreement.

                 Section 10.13 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction of such action.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 FRANKLIN BANCORPORATION, INC.



                                 By:  Robert P. Pincus
                                      ------------------------------------------
                                 Name:  Robert P. Pincus
                                 Title: President and Chief Executive Officer



                                 ROCK CREEK CORPORATION



                                 By: Elias F. Aburdene
                                     -------------------------------------------
                                     Name:  Elias F. Aburdene
                                     Title: President



                                   Elias F. Aburdene
                                   ---------------------------------------------
                                   Elias F. Aburdene





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